EXHIBIT 10.11






                                 WORKING COPY OF
                             ESKIMO PIE CORPORATION
                            EXECUTIVE RETIREMENT PLAN
                      (AS ADOPTED EFFECTIVE APRIL 6, 1992)

                                   Including:

                   1.     First Amendment
                   2.     Second Amendment
                   3.     Third Amendment
                   4. Adoption Agreement for Sugar Creek Foods, Inc. - Attached to Appendix A
                   5 Acknowledgment of Appointment of Trustee by Thomas M. Mishoe, Jr.



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                                TABLE OF CONTENTS
                                                                                                    PAGE
                                    ARTICLE I
                               DEFINITION OF TERMS

1.1        Accrued Benefit......................................................................       1
1.2        Act..................................................................................       1
1.3        Actuarial Equivalent or Actuarial Value..............................................       1
1.4        Administrator........................................................................       1
1.5        Affiliate............................................................................       1
1.6        Annuity Starting Date................................................................       2
1.7        Beneficiary..........................................................................       2
1.8        Board................................................................................       2
1.9        Code.................................................................................       2
1.10       Compensation.........................................................................       2
1.11       Effective Date.......................................................................       2
1.12       Eligible Employee....................................................................       3
1.13       Employee.............................................................................       3
1.14       Employer.............................................................................       3
1.15       Normal Retirement Age................................................................       3
1.16       Participant..........................................................................       4
1.17       Period of Service....................................................................       4
1.18       Plan.................................................................................       4
1.19       Plan Sponsor.........................................................................       4
1.20       Plan Year............................................................................       4
1.21       Rabbi Trust..........................................................................       4
1.22       Salaried Employee....................................................................       4
1.23       Salaried Retirement Plan.............................................................       4
1.24       Spouse...............................................................................       4
1.25       Trustee..............................................................................       4
1.26       Year of Benefit Service..............................................................       4
1.27       Year of Broken Service...............................................................       5
1.28       Year of Service......................................................................       5
1.29       Year of Vesting Service..............................................................       5


                                   ARTICLE II
                          ELIGIBILITY AND PARTICIPATION

2.1        Eligibility and Date of Participation................................................       5
2.2        Eligibility Service Definitions and Rules............................................       5


                                   ARTICLE III
                                     FUNDING

3.1        Funding..............................................................................       6
3.2        Plan Costs and Expenses..............................................................       6
3.3        No Interest or Right Other Than Plan Benefit.........................................       6
3.4        Rabbi Trust..........................................................................       6


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                                   ARTICLE IV
                        DETERMINATION OF ACCRUED BENEFIT

4.1        Accrued Benefit......................................................................       7
4.2        Accrued Benefit Service Rules........................................................       8
4.3        Effect of Certain Cash-Outs on Accrued Benefit.......................................       8
4.4        No Duplication of Benefits...........................................................       8


                                    ARTICLE V
                                RETIREMENT DATES

5.1        Normal Retirement Date...............................................................       9
5.2        Delayed Retirement Date..............................................................       9
5.3        Early Retirement Date................................................................       9
5.4        Disability and Retirement, Death or Separation after Disability......................       9


                                   ARTICLE VI
                                     VESTING

6.1        Vesting at Retirement or Attainment of Normal Retirement Age.........................      10
6.2        Vesting in Accrued Benefit at Other Times............................................      10
6.3        Vesting Service Rules................................................................      10
6.4        Forfeiture and Restoration of Accrued Benefits.......................................      10
6.5        No Reduction in Certain Vested Accrued Benefits by Reason of Re-Employment...........      10


                                   ARTICLE VII
                                 DEATH BENEFITS

7.1        Death after Annuity Starting Date....................................................      11
7.2        Death before Annuity Starting Date...................................................      11
7.3        Pre-Retirement Spouse's Death Benefit................................................      11
7.4        Beneficiary Designation..............................................................      12


                                  ARTICLE VIII
                               PAYMENT OF BENEFITS

8.1        Time of Payment......................................................................      12
8.2        Form of Accrued Benefit Payment......................................................      13
8.3        Form of Death Benefit Payment........................................................      14
8.4        Benefit Cash-Out.....................................................................      14
8.5        Notice, Election and Consent Regarding Accrued Benefit Payment.......................      15
8.6        Special Rules for Benefits on Re-employment or Continued Employment
             after Normal Retirement Age........................................................      16
8.7        Benefit Determination and Payment Procedure..........................................      17
8.8        Claims Procedure.....................................................................      17

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8.9        Payments to Minors and Incompetents..................................................      18
8.10       Distribution of Benefit When Distributee Cannot Be Located...........................      19
8.11       Minimum Amount Paid Monthly..........................................................      19


                                   ARTICLE IX
                                   FIDUCIARIES

9.1        Named Fiduciaries and Duties and Responsibilities....................................      19
9.2        Limitation of Duties and Responsibilities of Named Fiduciaries.......................      19
9.3        Service by Named Fiduciaries in More Than One Capacity...............................      19
9.4        Allocation or Delegation of Duties and Responsibilities by Named Fiduciaries.........      19
9.5        Assistance and Consultation..........................................................      19
9.6        Indemnification......................................................................      20


                                    ARTICLE X
                               PLAN ADMINISTRATION


10.1       Appointment of Plan Administrator....................................................      20
10.2       Plan Sponsor as Plan Administrator...................................................      20
10.3       Compensation and Expenses............................................................      20
10.4       Procedure if a Committee.............................................................      20
10.5       Action by Majority Vote if a Committee...............................................      20
10.6       Appointment of Successors............................................................      20
10.7       Additional Duties and Responsibilities...............................................      20
10.8       Power and Authority..................................................................      21
10.9       Availability of Records..............................................................      21
10.10      No Action with Respect to Own Benefit................................................      21
10.11      Limitation on Powers and Authority...................................................      21


                                   ARTICLE XI
                        AMENDMENT AND TERMINATION OF PLAN

11.1       Amendment and Termination............................................................      21
11.2       Termination Events with Respect to Employers Other Than the Plan Sponsor.............      22
11.3       Effect of Employer Merger, Consolidation or Liquidation..............................      22


                                   ARTICLE XII
                                  MISCELLANEOUS

12.1       Headings.............................................................................      22
12.2       Gender and Number....................................................................      22
12.3       Governing Law........................................................................      22
12.4       Employment Rights....................................................................      22
12.5       Conclusiveness of Employer Records...................................................      23
12.6       Right to Require Information and Reliance Thereon....................................      23
12.7       Alienation and Assignment............................................................      23

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12.8       Notices and Elections................................................................      23
12.9       Delegation of Authority..............................................................      23
12.10      Service of Process...................................................................      23
12.11      Construction.........................................................................      23


                                  ARTICLE XIII
                              ADOPTION OF THE PLAN

13.1       Adoption by Additional Employers.....................................................      23

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                                   APPENDICES

Appendix A - List of Participating Employers

Appendix B - List of Additional Included Positions

      THIS PLAN is adopted this __ day of December, 1992 by Eskimo Pie Corporation, a Delaware corporation, and other participating employers who now or hereafter may adopt this agreement as provided herein (hereinafter called the "Employer").

                                   WITNESSETH:

      THAT, WHEREAS, Eskimo Pie Corporation deems it desirable to adopt an Executive Retirement Plan for certain of its employees; and

      WHEREAS, the Employer by due corporate action has approved and authorized the execution of this non-qualified defined benefit pension plan for its employees;

      NOW, THEREFORE, in consideration of the premises, the Plan is hereby adopted and provides as follows:


                                    ARTICLE I
                               DEFINITION OF TERMS

      The following words and terms as used herein shall have the meaning set forth below, unless a different meaning is clearly required by the context:

      1.1 "ACCRUED BENEFIT": That benefit determined under the provisions of paragraph 4.1 to which a Participant is entitled.

      1.2 "ACT": The Employee Retirement Income Security Act of 1974, as the same may be amended from time to time, or the corresponding sections of any subsequent legislation which replaces it, and, to the extent not inconsistent therewith, the regulations issued thereunder.

      1.3 "ACTUARIAL EQUIVALENT" or "ACTUARIAL VALUE":

             (i) In the case of actual or deemed benefit payments to a Participant, a benefit of equivalent value to his Accrued Benefit commencing on the Participant's Normal Retirement Date (or as otherwise provided in paragraph 4.1),

            (ii) In the case of a Pre-Retirement Spouse's Death Benefit commencing to a Participant's Spouse, a benefit of equivalent value to such Death Benefit commencing on such Spouse's Earliest Commencement Date (as determined pursuant to paragraph 7.3), and

           (iii) For any other purpose, an amount or benefit of equivalent value to another benefit or amount, based on the form(s) (which term is intended to include the time(s)) of payment involved,

all as determined pursuant to the applicable sections of the Salaried Retirement Plan except as otherwise expressly provided in this Plan.

      1.4 "ADMINISTRATOR": The Plan Administrator provided for in ARTICLE X hereof.

      1.5 "AFFILIATE":  An "Affiliate" as defined in the Salaried Retirement
Plan.

      1.6 "ANNUITY STARTING DATE": The first day of the first period for which a benefit is paid as an annuity or in any other form (as opposed to the actual date of payment). Notwithstanding the foregoing, the Annuity Starting Date shall not be considered delayed because actual benefit payment is delayed for reasonable administrative reasons as long as all benefits due are actually made. Further, the Administrator may consider the Annuity Starting Date delayed for notice, election and consent purposes but not for payment purposes (which means that payment may be made retroactively to the Annuity Starting Date once the notice, election and consent requirements are satisfied).

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      1.7 "BENEFICIARY": The person or persons designated by a Participant or otherwise entitled pursuant to paragraph 7.4 to receive benefits under the Plan attributable to such Participant after the death of such Participant.

      1.8 "BOARD": The present and any succeeding Board of Directors of the Plan Sponsor, unless such term is used with respect to a particular Employer and its Employees, in which event it shall mean the present and any succeeding Board of Directors of that Employer.

      1.9 "CODE": The Internal Revenue Code of 1986, as the same may be amended from time to time, or the corresponding section of any subsequent Internal Revenue Code, and, to the extent not inconsistent therewith, regulations issued thereunder.

      1.10 "COMPENSATION":

      1.10(a)   The sum of:

             (i) An Employee's earnings, exclusive of all awards or payments under any stock bonus, stock option, or stock purchase plan, or any plan involving stock appreciation rights, prizes, expense reimbursements and allowances, severance pay, imputed income, amounts contributed for the Employee pursuant to and benefits under the Plan or any other employee benefit plan or program of the Employer, or any other similar remuneration, as reportable in the Wages, Tips and Other Compensation Box (currently Box 10) on I.R.S. Form W-2 pursuant to Sections 6041, 6051 and 6052 of the Code received by or made available to him as a Salaried Employee directly from the Employer (but not from any Affiliate which is not a participating employer unless otherwise expressly provided) for a Plan Year, and

            (ii) The Employee's elective salary reduction or similar contributions excluded from such earnings by reason of Sections 125, 402(a)(8) (or effective January 1, 1993, 402(e)(3)) and 402(h) of the Code and contributed as a Salaried Employee.

Compensation for a Plan Year shall be rounded to the nearest whole dollar.

      1.10(b) For purposes of determining the Accrued Benefit of a Participant who is Disabled, such Participant shall be deemed to have received Compensation during periods for which he is considered to be Disabled at his most recent actual or equivalent annual rate of Compensation in effect prior to his becoming Disabled. A Participant's "actual or equivalent hourly rate of Compensation" means his Compensation for the twelve (12) consecutive calendar month period ending prior to the calendar month in which his Disability commenced.

      1.10(c) If a Participant ceases to be an Eligible Employee but remains or later becomes a Salaried Employee, his Compensation taken into account in applying the Benefit Formula shall include his earnings as a Salaried Employee after he ceases to be an Eligible Employee.

      1.11 "EFFECTIVE DATE": April 6, 1992, except that with respect to any Employer thereafter adopting the Plan as a participating employer, such date as may be set forth in its adoption agreement or in the Plan. The Administrator shall maintain as Appendix A to the Plan a list of the Effective Dates of participation of all Employers participating in the Plan.

      1.12 "ELIGIBLE EMPLOYEE":

      1.12(a) A Salaried Employee who is an Executive.

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      1.12(b) For purposes hereof, the term "Executive" means a person (i) who is the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, a Vice President, the Treasurer, the Secretary, or a General Manager of the Plan Sponsor or (ii) who holds a position described in Appendix B to the Plan, which Appendix and job descriptions may be modified or amended at any time by the Chief Executive Officer of the Plan Sponsor without Board approval and which designations shall be effective from the later of January 1, 1993, the effective date(s) of the designation or the date an Employee holds any such position.

      1.12(c) If an Eligible Employee ceases to be an Executive, he shall thereupon cease to be an Eligible Employee.

      1.13 "EMPLOYEE": Any person considered an "Employee" as defined in the Salaried Retirement Plan.

      1.14 "EMPLOYER":

      1.14(a) The Plan Sponsor and each other employer heretofore or hereafter executing or adopting the Plan with the consent of the Board as a participating Employer, collectively unless the context otherwise indicates, for as long as it remains a participating Employer; and with respect to any Employee, any one or more of such Employers by which he is at any time employed (unless or to the extent otherwise specified by resolution of the Board or in a merger or acquisition agreement or plan approved by the Board or in any applicable asset transfer, plan merger or consolidation or adoption agreement). The Administrator shall maintain as Appendix A to the Plan a list of all such Employers who are, from time to time, participating Employers in the Plan.

      1.14(b) For purposes of determining compensation and service with any business entity, or predecessor thereto, which is merged into a Employer, or a predecessor thereto, or all or substantially all the assets or the operating assets are acquired by a Employer, or a predecessor thereto, compensation from and service with such business entity and predecessor thereto shall be treated as compensation from and service with a Employer to the extent provided by resolution of the Board or in any corporate or plan merger, consolidation or asset transfer agreement or any adoption agreement approved by the Board.

      1.14(c)  Notwithstanding any other provision of the Plan:

             (i) Service with Sugar Creek Foods of Russellville, Inc., which was the predecessor by asset acquisition on February 28, 1994 to Sugar Creek Foods, Inc., shall not be considered service for any purpose of the Plan.

            (ii) Service with Sugar Creek Foods, Inc. prior to the January 1, 1996 Effective Date of the Plan with respect to it shall not be considered service for purposes of determining Years of Benefit Service under the Plan.

           (iii) Compensation from Sugar Creek Foods, Inc. for periods prior to the January 1, 1996 Effective Date of the Plan with respect to it shall not be considered Compensation for purposes of determining Accrued Benefits under paragraph 4.1 of the Plan.

      1.15 "NORMAL RETIREMENT AGE": With respect to a Participant, the later of:

             (i) The age of sixty-five (65), or

            (ii) The Participant's attained age on the fifth anniversary of his first becoming an Employee.

      1.16 "PARTICIPANT": An Eligible Employee selected to participate in the Plan for so long as he is considered a Participant as provided in ARTICLE II hereof.

      1.17 "PERIOD OF SERVICE": A "Period of Service" as defined the Salaried Retirement Plan. The operating rules provided in Appendix A to the Salaried Retirement Plan shall apply for purposes of this Plan, except to the extent this Plan expressly provides otherwise.

      1.18 "PLAN": The Plan as contained herein or duly amended which shall be known as the "Eskimo Pie Corporation Executive Retirement Plan".

      1.19 "PLAN SPONSOR": Eskimo Pie Corporation, a Delaware corporation (or its corporate successor).

      1.20 "PLAN YEAR": A year commencing upon the first day of January of each year.

      1.21 "RABBI TRUST": A trust fund described in paragraph 3.4 and established or maintained in whole or in part for the Plan.

      1.22 "SALARIED EMPLOYEE": Any common law employee of the Employer (exclusive of any Affiliate which is not a participating employer unless otherwise expressly provided) who is employed on a salaried basis.

      1.23 "SALARIED RETIREMENT PLAN": The Eskimo Pie Corporation Salaried Retirement Plan, which a defined benefit pension plan maintained by the Plan Sponsor and intended to be qualified under Section 401 of the Code.

      1.24 "SPOUSE": For the purpose of qualifying to receive survivor annuity benefits under the Plan, an individual to whom a Participant was married:

             (i) On his Annuity Starting Date, or

            (ii) If he has not reached his Annuity Starting Date, throughout the one year period ending on his date of death.

The determination of the marital status of a Participant shall be made pursuant to applicable local law.

      1.25 "TRUSTEE":  The trustee of a Rabbi Trust.

      1.26 "YEAR OF BENEFIT SERVICE":

      1.26(a) A Period of Service of one year as a Salaried Employee, excluding all service before April 6, 1992. For purposes hereof, where a Period of Service as a Salaried Employee is longer than one year, it shall be treated as that number of Years of Benefit Service (and fractional part thereof) equal to the whole number of years (and fractional part thereof) in such Period of Service.

      1.26(b) If a Participant ceases to be an Eligible Employee but remains or later becomes a Salaried Employee, his Years of Benefit Service taken into account in applying the Benefit Formula shall include his service as a Salaried Employee after he ceases to be an Eligible Employee.

      1.27 "YEAR OF BROKEN SERVICE": A "Year of Broken Service" as defined in the Salaried Retirement Plan.

      1.28 "YEAR OF SERVICE": A "Year of Service" as defined in the Salaried Retirement Plan, based on the applicable computation period stated when used in the Plan.

      1.29 "YEAR OF VESTING SERVICE": A "Year of Vesting Service" as defined in the Salaried Retirement Plan.

                                   ARTICLE II
                          ELIGIBILITY AND PARTICIPATION

      2.1    ELIGIBILITY AND DATE OF PARTICIPATION.

      2.1(a) Each Eligible Employee who has attained the age of twenty-one (21) years prior to an Entry Date shall become a Participant on the earlier of the following dates, provided he is then credited with at least one Year of Eligibility Service:

            (i) On the first Entry Date on which he is an Eligible Employee following his completion of such age and service requirements.

           (ii) If he is not an Eligible Employee on the first Entry Date following his completion of such age and service requirements, on the first day he thereafter becomes an Eligible Employee.

Notwithstanding the foregoing, each Employee who is an Eligible Employee at the time of a "change in control" of the Plan Sponsor shall become a Participant in the Plan as of the date for such change in control. For purposes hereof, the term "change in control" means "Change in Control" as defined in the Plan Sponsor's 1996 Incentive Stock Plan.

      2.1(b) An individual who was, but ceased to be, a Participant shall again be a Participant at the first to occur of the following:

             (i) If and when he again becomes an Eligible Employee,

            (ii) If all or part of his Accrued Benefit is considered cashed-out and forfeited pursuant to paragraph 4.3, if and when the cashed-out amount is reinstated pursuant thereto, or

           (iii) If his forfeited Accrued Benefit is restored pursuant to paragraph 6.4, if and when he again becomes an Employee.

      2.1(c) An individual who becomes a Participant shall be or remain a Participant for so long as he remains an Eligible Employee and thereafter while he is entitled to future benefits under the terms of the Plan.

      2.2 ELIGIBILITY SERVICE DEFINITIONS AND RULES. For purposes of this
ARTICLE II, the following terms shall have the following meanings:

      2.2(a) The term "Entry Date" means the Effective Date of the Plan and thereafter the first day of each calendar month of each Plan Year. Notwithstanding the foregoing, the first Entry Date with respect to an Employee of an Employer which adopts the Plan as a participating employer as of a date after the Effective Date of the Plan shall be the Effective Date of the adoption of the Plan as to such Employer. Additional Entry Dates may be provided in a participating employer's adoption agreement.

      2.2(b) The term "Year of Eligibility Service" means a Year of Eligibility Service (as defined in the Salaried Retirement Plan).


                                   ARTICLE III
                                     FUNDING

      3.1       FUNDING.

      3.1(a) The undertaking to pay benefits hereunder shall be an unfunded obligation payable solely from the general assets of the Employer and subject to the claims of the Employer creditors. Each Participant, his Beneficiary and any other person having or claiming a right to payment hereunder or to any interest under the Plan shall rely solely on the unsecured promise of the Employer to make payments due hereunder. Each Participant, his Beneficiary, and any other person having or claiming a right to payments under the Plan shall have the right to enforce such claim against the Employer in the same manner as an unsecured creditor of the Employer. Nothing contained in this subparagraph shall be deemed to create a trust of any kind.

      3.1(b) Except as provided in a Rabbi Trust established as provided in paragraph 3.4, nothing contained in the Plan and no action taken pursuant to the provisions of the Plan shall create or be construed to create a trust of any kind or a fiduciary relationship between the Employer and the Participant or his Beneficiary or any other person or to give any Participant or Beneficiary any right, title or interest in any specific asset or assets of the Employer. To the extent that any person acquires a right to receive payments from the Employer under the Plan, such rights shall be no greater than the right of any unsecured general creditor of the Employer.

      3.2 PLAN COSTS AND EXPENSES. All costs of benefits under and expenses of the Plan, including reasonable legal, accounting, and other fees and expenses incurred in the establishment, amendment, administration and termination of the Plan and the compensation of the fiduciaries of the Plan to the extent provided under the Plan, shall be paid by the Employer, whether directly from their general assets or by contributions to a Rabbi Trust, in such manner and proportions as the Plan Sponsor shall determine.

      3.3 NO INTEREST OR RIGHT OTHER THAN PLAN BENEFIT. Nothing contained herein shall be deemed to give any Participant or Beneficiary any interest in any specific part of the assets of the Employer, any rights to interest in the assets of a Rabbi Trust, or any legal or equitable rights other than his right to receive benefits in accordance with the provisions of the Plan.

      3.4    RABBI TRUST.

      3.4(a) Notwithstanding the foregoing provisions of this ARTICLE III, the Plan Sponsor may in its sole discretion establish or participate in and fund a Rabbi Trust for the purpose of providing benefits under the Plan. It is generally intended that the assets of any Rabbi Trust would be subject to the claims of the creditors of the Employer.

      3.4(b) If a Rabbi Trust is established or maintained for the Plan, payments from the Rabbi Trust shall be made as directed by the Plan Sponsor or, if the Rabbi Trust so provides by the Administrator in accordance with the applicable terms and provisions of the Plan (in which latter case procedural provisions of the Plan, other than this subparagraph, pertaining to the giving of payment instructions by the Plan Sponsor shall be read to mean the giving of payment instructions by the Administrator).


                                   ARTICLE IV
                        DETERMINATION OF ACCRUED BENEFIT

      4.1    ACCRUED BENEFIT.

      4.1(a) The Accrued Benefit of a Participant shall be an amount, expressed in the form of a single life annuity payable monthly for the life of the Participant, commencing upon his Normal Retirement Date or as otherwise provided in this paragraph 4.1, and equal to the amount determined under the Benefit Formula, calculated as follows:

             (i) A Participant who retires on his Normal Retirement Date shall be entitled to his Accrued Benefit calculated under the Benefit Formula to his Normal Retirement Date.

            (ii) A Participant whose employment with the Employer terminates after his Normal Retirement Date shall be entitled to an Accrued Benefit commencing on his Delayed Retirement Date (or, where applicable, his other benefit commencement date determined as though he had separated from service and had a Delayed Retirement Date) equal to the sum of:

                    (A) His Accrued Benefit calculated under the Benefit Formula to his Normal Retirement Date, and

                    (B) The sum of the greater, determined for each Plan Year
               (or portion thereof) ending after his Normal Retirement Date, of:

                        (I) The excess, if any, of (a) his Accrued Benefit
                    calculated under the Benefit Formula as of the end of such Plan Year (or if earlier and as applicable, his Delayed Retirement Date or his other benefit commencement date determined as though he had separated from service and had a Delayed Retirement Date) over (b) his Accrued Benefit calculated as of the end of the immediately preceding Plan Year (or his Normal Retirement Date, if later), or

                       (II) The excess, if any, of (a) the Actuarial Equivalent
                    of his Accrued Benefit calculated under the Benefit Formula as of the end of the immediately preceding Plan Year (or his Normal Retirement Date, if later), where the Actuarial Equivalent adjustment is determined as of the end of such Plan Year (or, where applicable, his Delayed Retirement Date or his other benefit commencement date determined as though he had separated from service and had a Delayed Retirement
                    Date) over (b) his Accrued Benefit calculated as of the end of the immediately preceding Plan Year (or his Normal Retirement Date, if later).

           (iii) A Participant who retires on his Early Retirement Date shall be entitled to his Accrued Benefit calculated under the Benefit Formula to his Early Retirement Date.

            (iv) The Accrued Benefit of each other Participant shall be calculated under the Benefit Formula as of the applicable date for which such determination is made.

      4.1(b)    For purposes hereof:

             (i) An Participant's "Average Compensation" is the average of his Compensation for the five (5) consecutive Plan Years within the last ten
      (10) Plan Years prior to the date as of which his Accrued Benefit is determined (or if earlier, when he last is a Salaried Employee), during each of which he has Compensation and is credited with a full Year of Service as a Salaried Employee (with the Plan Year as the computation period) and which produce the highest average or, if they are less than five (5) such consecutive Plan Years, for all Plan Years during each of which he has Compensation and is credited with a full Year of Service as a Salaried Employee (based on the Plan Year). Plan Years shall be deemed to be consecutive even though interrupted by one or more Plan Years for each of which the Employee had no Compensation or was not credited as a Salaried Employee with a full Year of Service (based on the Plan Year). Average Compensation shall be rounded to the nearest whole dollar.

            (ii) The "Benefit Formula" with respect to a Participant, is the excess, if any, of:

                    (A) The greater of:

                        (I) One-twelfth (1/12) of the product obtained by
                    multiplying one and one-half percent (1-1/2%) of the Participant's Average Compensation by his Years of Benefit Service, or

                       (II) The product obtained by multiplying Thirty-Six
                    Dollars ($36) by the Participant's Years of Benefit Service, over

                    (B) The Actuarial Value of the Participant's "Accrued
               Benefit" under the Salaried Retirement Plan.

      4.2 ACCRUED BENEFIT SERVICE RULES. For purposes of determining the Accrued Benefit of a Participant under paragraph 4.1, all Years of Benefit Service shall be included.

      4.3 EFFECT OF CERTAIN CASH-OUTS ON ACCRUED BENEFIT.

      4.3(a) In the case of a Participant who has ceased to be an Employee and who has received not later than one year after he incurs a Year of Broken Service either:

             (i) A distribution of the Actuarial Value of his entire non-forfeitable Accrued Benefit which includes an amount not exceeding $20,000 and representing the Actuarial Value of his entire non-forfeitable Accrued Benefit derived from contributions by the Employer at the time of such distribution, or

            (ii) A distribution which he voluntarily elects to receive and which represents all or a portion of the Actuarial Value of his non-forfeitable Accrued Benefit at the time of such distribution, the Accrued Benefit (including any Top Heavy Minimum Benefit) of such Participant which is derived from contributions by the Employer shall be determined at any time thereafter without regard to his service with respect to which such distribution was made.

      4.3(b) If a Participant who has no non-forfeitable interest in his Accrued Benefit ceases to be an Employee, he shall be deemed to have had his Accrued Benefit cashed-out pursuant to the provisions of subparagraph 4.3(a) and his Accrued Benefit shall be forfeited. If a Participant who is affected by the provisions of this subparagraph again becomes an Employee before he incurs five
(5) consecutive Years of Broken Service commencing after the date of the deemed distribution and forfeiture (but in no event after the date of termination of the Plan), his forfeited Accrued Benefit shall be restored.

      4.4 NO DUPLICATION OF BENEFITS. Notwithstanding any other provision of the Plan, the total Actuarial Value of the Accrued Benefit which may be earned by any Participant shall not exceed the Actuarial Value of his Accrued Benefit under the Plan, calculated without regard to any prior distributions of his Accrued Benefit, and then reduced by the Actuarial Value of any prior distributions not repaid to the Plan.


                                    ARTICLE V
                                RETIREMENT DATES

      5.1 NORMAL RETIREMENT DATE. The Normal Retirement Date of a Participant shall be the first day of the calendar month coinciding with or next following the date on which the Participant attains his Normal Retirement Age.

      5.2 DELAYED RETIREMENT DATE. A Participant who continues in the active employment of the Employer beyond his Normal Retirement Date shall continue to participate in the Plan, and his Delayed Retirement Date shall be the first day of the calendar month coinciding with or next following the date of termination of his employment with the Employer.

      5.3 EARLY RETIREMENT DATE. A Participant who has attained the age of fifty-five (55) years or more while a Salaried Employee or Disabled (as provided in paragraph 5.4) and has completed at least ten (10) Years of Vesting Service as determined for vesting purposes under paragraph 6.3 may retire from the employment of the Employer prior to his Normal Retirement Date and his Early Retirement Date shall be the first day of the calendar month coinciding with or next following the date of such retirement.

      5.4    DISABILITY AND RETIREMENT, DEATH OR SEPARATION AFTER DISABILITY.

      5.4(a) If a Participant becomes Disabled, the determination of the Participant's Accrued benefit and Death Benefit, as applicable, shall be subject to the special rules contained in this paragraph.

      5.4(b) For purposes hereof:

             (i) With respect to a Participant, the existence of a "Disability" or the status of being "Disabled" shall be determined by reference to the standards and definitions of the terms "Disability" and "Disabled" as used in the Salaried Retirement Plan.

            (ii) The Administrator shall have the right to require proof of continuing Disability.

           (iii) Failure by the Participant to provide such evidence as may from time to time be required by the Administrator prior to such Participant's attainment of his Normal Retirement Date shall result in the discontinuance of his Disability status and the termination of his status as Disabled under the Plan.

            (iv) The determination of Disability shall be made by the Administrator in accordance with standards uniformly applied to all Participants, on the advice of one or more physicians appointed or approved by the Plan Sponsor if deemed necessary or advisable by the Administrator, and the Administrator shall have the right to require further medical examinations from time to time to determine whether there has been any change in the Participant's physical condition.

      5.4(c) If the period of a Participant's Disability continues until his Normal Retirement Date, the Participant shall be considered for purposes of the Plan to have retired on such date and to be entitled to his Accrued Benefit determined in accordance with paragraph 4.1 as a Participant who retires on his Normal Retirement Date.

      5.4(d) If the period of a Participant's Disability ceases before the Participant's Normal Retirement Date but after the later of the Participant's attainment of the age of fifty-five (55) years or completion of ten (10) Years of Vesting Service as determined for vesting purposes under paragraph 6.3, other than by reason of the Participant's death, and the Participant does not return to active employment with the Employer, the Participant shall be considered for purposes of the Plan to have retired with the first day of the month thereafter as his Early Retirement Date and to be entitled to his Accrued Benefit determined in accordance with paragraph 4.1 as a Participant who retires on his Early Retirement Date.

      5.4(e) If the period of a Participant's Disability ceases before the later of the Participant's attainment of the age of fifty-five (55) years or completion of ten (10) Years of Vesting Service as determined for vesting purposes under paragraph 6.3, and the Participant does not return to active employment with the Employer, the Participant's entitlement to his Accrued Benefit shall be determined as though he terminated employment with the Employer at such time.

      5.4(f) If the period of a Participant's Disability ceases by reason of his death, the only benefit payable under the Plan shall be the Pre-Retirement Spouse's Death Benefit, if any, to which his Spouse is entitled.


                                   ARTICLE VI
                                     VESTING

      6.1 VESTING AT ATTAINMENT OF NORMAL RETIREMENT AGE. The Accrued Benefit of a Participant shall be fully vested and non-forfeitable upon the Participant's having attained his Normal Retirement Age while employed by the Employer or while Disabled (as provided in paragraph 5.4).

      6.2 VESTING IN ACCRUED BENEFIT AT OTHER TIMES. At any time when a Participant is not fully vested in his Accrued Benefit under paragraph 6.1, he shall have a non-forfeitable interest in a percentage of his Accrued Benefit derived from contributions by the Employer depending upon the number of Years of Vesting Service with which he is credited at such time in accordance with the schedule below:

                YEARS OF VESTING SERVICE            NON-FORFEITABLE PERCENTAGE

                        Less than 5                              0%
                        5 or more                              100%

Notwithstanding the foregoing, a Participant (including those for whom immediate commencement of participation in the Plan is provided under subparagraph 2.1(a) as a result of a "change in control" of the Plan Sponsor) who is an Employee at the time of a "change in control" of the Plan Sponsor shall have a 100% non-forfeitable interest in his Accrued Benefit. For purposes hereof, the term "change in control" means "Change in Control" as defined in the Plan Sponsor's 1996 Incentive Stock Plan.

      6.3 VESTING SERVICE RULES. For the purpose of computing a Participant's non-forfeitable right to a percentage of his Accrued Benefit derived from contributions by the Employer, all Years of Vesting Service shall be included.

      6.4 FORFEITURE AND RESTORATION OF ACCRUED BENEFITS. A Participant's Accrued Benefit in excess of his non-forfeitable Accrued Benefit shall be forfeited by such Participant upon the first to occur of his ceasing to be an Employee (or, if applicable, Disabled as provided in paragraph 5.4) or his death; provided, however, that, subject to the provisions of the Plan requiring prior service to be disregarded, any such forfeited Accrued Benefit of a Participant shall be restored upon such individual's thereafter again becoming an Employee prior to the date of any termination of the Plan with respect to such Participant or Employee. In no event shall forfeited Accrued Benefits be applied or used to increase the Accrued Benefit of any Participant.

      6.5 NO REDUCTION IN CERTAIN VESTED ACCRUED BENEFITS BY REASON OF RE-EMPLOYMENT. Notwithstanding any provisions hereof to the contrary, in the case of a Participant who has a non-forfeitable interest in his Accrued Benefit under the Plan and who separates from the service of the Employer whether by retirement, disability or other termination, the dollar amount of his non-forfeitable interest in his Accrued Benefit at the time of his separation from service and the commencement of his benefit payments thereafter shall not be reduced by reason of his re-employment (except as may be provided in the event of a suspension or deferral of benefit payments pursuant to paragraph 8.6 hereof).


                                   ARTICLE VII
                                 DEATH BENEFITS

      7.1 DEATH AFTER ANNUITY STARTING DATE. If a Participant dies after his Annuity Starting Date, the only benefits payable under the Plan after his death shall be those, if any, provided under the form of payment being made to him at his death.

      7.2 DEATH BEFORE ANNUITY STARTING DATE. If a Participant dies before his Annuity Starting Date, no benefit shall be paid under the Plan except any Death Benefit which may be provided under this ARTICLE VII.

      7.3 PRE-RETIREMENT SPOUSE'S DEATH BENEFIT.

      7.3(a) In the event that a Participant has a Spouse and dies before his Annuity Starting Date at a time when he has a non-forfeitable interest in his Accrued Benefit, then the Spouse of such Participant shall be entitled to receive as a Death Benefit under the Plan (referred to as the "Pre-Retirement Spouse's Death Benefit") a survivor annuity, expressed in the form of a single life annuity payable monthly for the life of such Spouse commencing on the Spouse's Earliest Commencement Date, equal to the Pre-Retirement Spouse's Annuity if the Participant had died on the day following his Annuity Starting Date under the appropriate one of the following assumptions:

             (i) If the Participant dies after attaining his Earliest Retirement Age, it shall be assumed both that he retired and that his Annuity Starting Date occurred as of the first day of the month in which he died, but the benefit payment amount of the Pre-Retirement Spouse's Death Benefit shall be calculated as first day of the month immediately following the month in which he died, or

            (ii) If the Participant dies on or before attaining his Earliest Retirement Age, it shall be assumed that he merely separated from the service of the Employer on the date of his death but survived until his Earliest Retirement Age which was also his Annuity Starting Date.

If the Participant was actually separated from the service of the Employer at his death, such assumption shall not increase his or her Spouse's benefit entitlement or accelerate the time of payment or the date which is the Participant's Earliest Retirement Age.

      7.3(b)  For purposes hereof:

             (i) A Participant's "Earliest Retirement Age" is the earliest date under the Plan as of which he could elect to commence receiving his Accrued Benefit, on the assumption that he had merely separated from the service of the Employer on the date of his death and had continued to survive.

            (ii) A Spouse's "Earliest Commencement Date" is the first day of the first month in which the Participant would have reached his Earliest Retirement Age or, if he has already reached that date at his death, the first day of the month immediately following the month in which the Participant died.

           (iii) The "Pre-Retirement Spouse's Annuity" means the survivor annuity to which the Spouse would have been entitled under the Joint and 50% Spouse Survivor Annuity form of payment described in subparagraph 8.2(a).

      7.4    BENEFICIARY DESIGNATION.

      7.4(a) Subject to the rights of his Spouse to receive a survivor life annuity under paragraph 8.2 or a Pre-Retirement Spouse's Death Benefit under subparagraph 7.3 (for which purposes the Participant's Spouse shall be considered a Beneficiary) and the right of his Spouse to consent to specific non-spouse Beneficiaries, if any, under subparagraph 8.6(b), each Participant shall have the right to notify the Administrator in writing of any designation of a Beneficiary to receive, if alive, benefits under the Plan in the event of his death. Such designation may be changed from time to time by notice in writing to the Administrator, subject where specifically required to consent by his Spouse.

      7.4(b) If a Participant dies without having designated a Beneficiary, or if the Beneficiary so designated has predeceased the Participant or, except when his Beneficiary is his Spouse entitled to a survivor life annuity or Pre-Retirement Spouse's Death Benefit, cannot be located by the Administrator within one year after the date when the Administrator commenced making a reasonable effort to locate such Beneficiary, then his surviving spouse, or if none, then his descendants, per stirpes, or if none, then the executor or the administrator of his estate shall be deemed to be his Beneficiary.

      7.4(c) Any Beneficiary designation may include multiple, contingent or successive Beneficiaries and may specify the proportionate distribution to each Beneficiary. If a Beneficiary shall survive the Participant, but shall die before the entire benefit payable to such Beneficiary has been distributed, then absent any other provision by the Participant, the unpaid amount of such benefit shall be distributed to the estate of the deceased Beneficiary. If multiple Beneficiaries are designated, absent provisions by the Participant, those named or the survivors of them shall share equally any benefits payable under the Plan. Any Beneficiary, including the Participant's spouse, shall be entitled to disclaim any benefit otherwise payable to him under the Plan.

                                  ARTICLE VIII
                               PAYMENT OF BENEFITS

      8.1    TIME OF PAYMENT.

      8.1(a) The non-forfeitable Accrued Benefit of a Participant shall become payable to the Participant, if then alive, at the earliest of the following applicable times:

             (i) The Participant's Normal or Delayed Retirement Date on which he retires under the Plan.

            (ii) The Participant's Normal Retirement Date if he is not then an Employee for reasons other than death.

           (iii) The April 1 immediately following the calendar year in which occurs the date on which the Participant attains the age of seventy and one-half (70-1/2). Thereafter, such Participant's Accrued Benefit attributable to active participation in the Plan for Plan Years ending after the calendar year in which he attains the age of seventy and one-half (70-1/2) shall commence as of the January immediately following each such Plan Year.

            (iv) The first day of any calendar month designated by the Participant if he is neither an Employee nor Disabled (as provided in paragraph 5.4), which date shall not be earlier than:

                    (A) His Early Retirement Date, nor later than his Normal
               Retirement Date, if the Participant retires on his Early Retirement Date, or

                    (B) The date on which the Participant attains the age
               required for Early Retirement, nor later than his Normal Retirement Date, if the Participant has satisfied the service requirement for Early Retirement.

      In order for payment to begin, the Participant must file a written application therefor with the Administrator no later than thirty (30) days (or such other date as the Administrator may determine or permit on a uniform and non-discriminatory basis) before such designated date.

      8.1(b) The Pre-Retirement Spouse's Death Benefit with respect to a Participant shall become payable to his Spouse at the following applicable time:

             (i) The date which would have been the Participant's Normal Retirement Date, if he dies before then.

            (ii) The date which would have been the Participant's next available Delayed Retirement Date, if he dies on or after his Normal Retirement Date.

           (iii) The first day of any calendar month coinciding with or following the Participant's Spouse's Earliest Commencement Date (as determined pursuant to subparagraph 7.3(b)), if his Spouse requests in writing payment in annuity form at that time and if earlier than the time for payment otherwise provided under this subparagraph. Any such request shall be filed with the Administrator at least thirty (30) days (or such other date as the Administrator may determine or permit on a uniform and non-discriminatory basis) before the date such Death Benefit is requested to be paid.

      8.1(c) Notwithstanding the foregoing provisions of this paragraph, payment may be delayed for a reasonable period of time in the event the recipient cannot be located or is not competent to receive the benefit payment, there is a dispute as to the proper recipient of such benefit payment, additional time is needed to calculate the Accrued Benefit or Death Benefit, or additional time is necessary to properly explain the recipient's options.

      8.2 FORM OF ACCRUED BENEFIT PAYMENT. A Participant shall be paid the non-forfeitable Accrued Benefit to which he is entitled in one of the forms hereafter provided in this paragraph 8.2, commencing as provided in paragraph 8.1, and having the same Actuarial Value as the form stated in subparagraph 4.1(a).

      8.2(a) Accrued Benefit payments to a Participant who has a Spouse shall be in the form of a joint and survivor annuity which provides for the payment to the Participant entitled thereto of equal monthly amounts on the first day of each calendar month during his lifetime and continuing thereafter for the lifetime of his Spouse at the rate of fifty percent (50%) of such monthly amounts payable to the Participant. This annuity is sometimes referred to herein as a "Joint and 50% Spouse Survivor Annuity".

      8.2(b) Accrued Benefit payments to a Participant who does not have a Spouse shall be in the form of a single annuity for the life of the Participant, payable in equal monthly amounts on the first day of each calendar month during the lifetime of such Participant. This annuity is sometimes referred to herein as a "Single Life Annuity".

      8.2(c) Each Participant shall have the right to elect in accordance with the provisions of subparagraph 8.6(c) and, except in the case of a Joint and 75% or 100% Spouse Survivor Annuity described in clause (iii) below, with the consent of his Spouse (where necessary as determined under subparagraph 8.6(b)), in lieu of the normal form of benefit provided in subparagraph 8.2(a) or (b), to receive his non-forfeitable Accrued Benefit in one of the following optional forms:

             (i) The Single Life Annuity for the life of the Participant described in subparagraph 8.2(b).

            (ii) A single annuity for the life of the Participant payable in equal monthly amounts on the first day of each calendar month during the lifetime of the Participant, but with one hundred twenty (120) monthly payments guaranteed and with any portion of the unpaid guaranteed payments at the Participant's death payable as a continuing term certain annuity to his Beneficiary. This annuity is sometimes referred to herein as a "Ten-Year Certain and Life Annuity".

           (iii) A joint and survivor annuity in the form described in subparagraph 8.2(a), but continuing as a survivor annuity for the life of the Participant's Spouse at (A) seventy-five percent (75%) or (B) one hundred percent (100%) of the amount of each monthly payment to the Participant. These annuities are sometimes referred to herein as a "Joint and 75% Spouse Survivor Annuity" and a "Joint and 100% Spouse Survivor Annuity", respectively.

      8.2(d) If payment commences to a Participant pursuant to the requirements of clause (iii) of subparagraph 8.1(a) on account of the Participant's attainment of the age of seventy and one-half (70-1/2), the following rules shall apply:

             (i) If the Participant has terminated employment with the Employer by such April 1, the amount payable shall be calculated as of the Participant's termination of employment.

            (ii) If the Participant has not terminated employment with the Employer by such April 1, the amount payable shall be calculated as of the immediately preceding December 31.

           (iii) Thereafter, such Participant's additional Accrued Benefit attributable to active participation in the Plan for Plan Years ending in or after the calendar year in which the Participant's benefit payment begins shall be calculated as of the December 31 immediately preceding the January 1 as of which such additional benefit will commence to be paid.

      8.3 FORM OF DEATH BENEFIT PAYMENT. The Pre-Retirement Spouse's Death Benefit shall be paid in the form of a single annuity for the life of the Spouse entitled thereto payable in equal monthly amounts on the first day of each calendar month during the lifetime of the Spouse, commencing as provided in paragraph 8.1 and having the same Actuarial Value as the form stated in subparagraph 7.3(a).

      8.4    BENEFIT CASH-OUT.

      8.4(a) Notwithstanding the time and form of payment provided for elsewhere in this ARTICLE VIII and in lieu of payment pursuant to paragraph 8.2 (but only at or prior to the time the benefit would otherwise commence to be paid thereunder), the Actuarial Value of the non-forfeitable Accrued Benefit of a Participant (determined as of the date of termination of employment or required benefit commencement) shall be paid in the form of a lump sum in cash (a "cash-out") as soon as reasonably practicable (generally during the last month of each Plan Year) after the Participant's termination of employment with the Employer or, if earlier, any required time for benefit commencement under subparagraph 8.1(a) if the Actuarial Value of such Participant's entire non-forfeitable Accrued Benefit does not, and did not at the time of any prior payment thereof, exceed $20,000.

      8.4(b) Notwithstanding the time and form of payment provided for elsewhere in this ARTICLE VIII and in lieu of payment pursuant to paragraph 8.3 (but only at or prior to the time the benefit would otherwise commence to be paid thereunder), the Actuarial Value of the Pre-Retirement Spouse's Death Benefit with respect to a Participant (determined as of the date of the Participant's death) shall be paid in the form of a lump sum in cash (a "cash-out") as soon as reasonably practicable (generally during the last month of each Plan Year) after the Participant's death if the Actuarial Value of the Pre-Retirement Spouse's Death Benefit with respect to such Participant does not exceed $20,000.

      8.5 NOTICE, ELECTION AND CONSENT REGARDING ACCRUED BENEFIT PAYMENT. Any election authorized by subparagraph 8.2(c) and any designation or consent to a date for payment by a Participant shall be in writing, shall clearly indicate the election or designation being made or the consent being given, and shall be filed with the Administrator within the time and in accordance with the procedures provided in the following subparagraphs to this paragraph.

      8.5(a) Within a reasonable time (generally not more than ninety (90) nor less than thirty (30) days) before a Participant's Annuity Starting Date, the Administrator shall by mail or personal delivery provide the Participant with a written explanation of:

             (i) The terms and conditions of the applicable forms of payment, including his normal form of payment under subparagraph 8.2(a) or (b), as the case may be, and including the relative financial effects of the applicable forms of payment,

            (ii) The Participant's right to make, and the effect of, an election to waive his normal form of payment under subparagraph 8.2(a) or (b), as the case may be, by electing another form of payment for his Accrued Benefit,

           (iii) The rights of the Participant's Spouse regarding any such election as provided in subparagraph 8.5(b),

            (iv) The Participant's right to make, and the effect of, a revocation of an election to waive his normal form of payment under subparagraph 8.2(a) or (b), as the case may be, and

             (v) The Participant's right to delay receipt of his non-forfeitable Accrued Benefit until such later date allowed under paragraph 8.1, including the right to modify or revoke any election thereunder.

      8.5(b) Any election by a Participant regarding the form of his benefit payment where consent by his Spouse is specifically required shall be subject to the following rules:

             (i)     Such election shall not be given effect unless either:

                    (A) The Participant's Spouse consents in writing thereto and the Spouse's consent acknowledges the effect of such election and is witnessed by a representative of the Plan or a notary public (or the equivalent) or both if required by the Administrator, or

                    (B) It is established to the satisfaction of the
               Administrator that such consent may not be obtained because there is no Spouse, because the Spouse cannot be located, because the Participant has been abandoned by the Spouse (which fact shall be determined under applicable law and evidenced by a court order so specifying), or because of such other circumstances as may be provided under Section 417(a)(2)(B) of the Code.

      For purposes hereof, a representative of the Plan is any officer of the Employer, the Administrator or any other person designated as such in writing by any of the foregoing.

            (ii) If a Spouse consents to a Participant's election, such consent regarding a form of payment under which benefits could be paid to the Participant's Beneficiary shall either be in the form of:

                    (A) A limited consent which acknowledges the specific
               non-spouse Beneficiary or class of non-spouse Beneficiaries (including any multiple, contingent or successive Beneficiary or class of Beneficiaries), if any, and the applicable form(s) of payment under the Plan (including the form of payment to the Beneficiary), or

                    (B) If permitted by the Administrator on a uniform and
               non-discriminatory basis, a general consent which acknowledges the Spouse's right (and awareness thereof) to limit consent only to a specific Beneficiary or class of Beneficiaries or a specific form of payment (if there is more than one) and in which the Spouse voluntarily elects to relinquish one or both of such rights.

           (iii) If a Spouse consents to a Participant's election, any change (other than a timely revocation by the Participant of an election regarding the form of payment of his Accrued Benefit or a change to a form of payment that does not require a spousal consent) by the Participant to his Beneficiary designation or the form of payment to his Beneficiary shall require the further consent of his Spouse in accordance with the applicable provisions of this subparagraph (unless the Spouse has given a general consent which expressly permits changes therein by the Participant without any requirement of further consent by the Spouse).

            (iv) Any such consent by a Spouse may not be revoked by such Spouse but shall be automatically revoked in connection with a revocation or election or consent change by the Participant.

             (v) Any such consent by a Spouse, or the establishment that the consent of a Spouse need not be obtained, shall be effective only with respect to such Spouse.

      8.5(c) A Participant's designation of, consent to or election of payment before his Normal Retirement Date under paragraph 8.1 and his election authorized by subparagraph 8.2(c) (together with any necessary consent by his Spouse) must be filed with the Administrator during the ninety (90) day period ending on his Annuity Starting Date and no later than thirty (30) days (or such other date as the Administrator may determine or permit on a uniform and non-discriminatory basis) before his Annuity Starting Date. If the written explanation required by subparagraph 8.5(a) is not provided to the Participant at least thirty (30) days before the scheduled Annuity Starting Date, the Annuity Starting Date may be deferred by the Administrator until at least thirty
(30) days after the written explanation is provided. Such election may be revoked in writing during such election period, and another election may be made during such election period, at any time and any number of times.

      8.5(d) If a Participant elects an optional form of payment under subparagraph 8.2(c) and dies before his Annuity Starting Date, the elected form of payment shall not be given effect and no benefit under the Plan shall be payable with respect to the Participant except the Death Benefit as may be provided under ARTICLE VII.

      8.5(e) If a Participant elects an optional form of payment under subparagraph 8.2(c) which provides for a life annuity to a contingent annuitant after his death and if the contingent annuitant dies before the Participant's Annuity Starting Date, such optional form of payment shall not be given effect and such Participant's Accrued Benefit shall be paid in the form otherwise applicable to or subsequently elected by him.

      8.6 SPECIAL RULES FOR BENEFITS ON RE-EMPLOYMENT OR CONTINUED EMPLOYMENT AFTER NORMAL RETIREMENT AGE.

      8.6(a)    Notwithstanding any other provision of the Plan:

            (i) If a Participant is re-employed by the Employer during any Plan Year, benefit payments to which he is then entitled and being paid shall continue to be paid as if he were not so re-employed. Such Participant shall be considered to become a new Participant in the Plan immediately on his re-employment as a Salaried Employee and shall be treated as a new Participant with respect to any additional Accrued benefit he earns. Upon such Participant's subsequent death, retirement, other termination of employment with the Employer or required commencement of benefits while employed by the Employer, such Participant's additional non-forfeitable Accrued Benefit or Death Benefit, as the case may be, shall be determined and paid as though he were a new Participant with respect to such period of re-employment.

           (ii) If a Participant is re-employed by the Employer during any Plan Year, benefit payments to which he is not then being paid shall not commence to be paid until his subsequent cessation of employment or as otherwise required under clause (iii) of subparagraph 8.1(a).

          (iii) If a Participant continues in the employment of the Employer at a time when his benefits under the Plan are required to be in pay status by reason of clause (iii) of subparagraph 8.1(a), his benefits under the Plan with respect to his prior employment and payment thereof shall not be affected by such continued employment, but any additional benefit under the Plan to which he may be entitled by reason of such continued employment shall be added to his previously earned benefits as of the end of each Plan Year in which the same is accrued and shall thereafter be paid in the same manner and at the same time as his benefits earned with respect to his prior employment.

      8.6(b) Notwithstanding any other provision of the Plan, if a Participant continues in the employment of the Employer after his Normal Retirement Date, his benefit entitlement shall be subject to the following rules:

            (i) Benefit payments to which such Participant is entitled under the Plan if he had terminated employment with the Employer and which are not then in pay status shall be deferred, and the amounts otherwise payable during such continued employment shall be forfeited, during the period of such employment.

           (ii) Upon such Participant's subsequent death, retirement, other termination of employment with the Employer or commencement of benefits while employed by the Employer, such Participant's non-forfeitable Accrued Benefit or Death Benefit, as the case may be, shall be commenced in the form then applicable or elected (subject to appropriate actuarial adjustment, if any, and to increase in the same for any additional benefits earned under the Plan).

      8.7    BENEFIT DETERMINATION AND PAYMENT PROCEDURE.

      8.7(a) The Administrator shall promptly notify the Plan Sponsor and, where payments are to be made from a Rabbi Trust, the Trustee thereof of each such determination that benefit payments are due or should cease to be made and provide to the Plan Sponsor and, where applicable, such Trustee all other information necessary to allow the Employer or such Trustee, as the case may be, to carry out said determination, whereupon the Employer or such Trustee, as the case may be, shall pay or cease to pay or cause to be paid, or cause to cease to be paid, such benefits in accordance with the Administrator's determination.

      8.7(b) Benefit payment due to the Participant or his Beneficiary, in the event of the death of the Participant, shall be determined as of the Annuity Starting Date. Any payments actually commencing more than two (2) months after the Annuity Starting Date shall bear interest for each whole month during which not paid at the applicable interest rate used for determining the Actuarial Equivalent of the Accrued Benefit under the Plan.

      8.8    CLAIMS PROCEDURE.

      8.8(a) A Participant or Beneficiary (the "claimant") shall have the right to request any benefit under the Plan by filing a written claim for any such benefit with the Administrator on a form provided by the Administrator for such purpose. The Administrator shall give such claim due consideration and shall either approve or deny it in whole or in part. Within ninety (90) days following receipt of such claim by the Administrator, notice of any approval or denial thereof, in whole or in part, shall be delivered to the claimant or his duly authorized representative or such notice of denial shall be sent by mail to the claimant or his duly authorized representative at the address shown on the claim form or such individual's last known address. The aforesaid ninety (90) day response period may be extended to one hundred eighty (180) days after receipt of the claimant's claim if special circumstances exist and if written notice of the extension to one hundred eighty (180) days indicating the special circumstances involved and the date by which a decision is expected to be made is furnished to the claimant within ninety (90) days after receipt of the claimant's claim. Any notice of denial shall be written in a manner calculated to be understood by the claimant and shall:

             (i) Set forth a specific reason or reasons for the denial,

            (ii) Make specific reference to the pertinent provisions of the Plan on which any denial of benefits is based,

           (iii) Describe any additional material or information necessary for the claimant to perfect the claim and explain why such material or information is necessary, and

            (iv) Explain the claim review procedure of subparagraph 8.8(b).

If a notice of approval or denial is not provided to the claimant within the applicable ninety (90) day or one hundred eighty (180) day period, the claimant's claim shall be considered denied for purposes of the claim review procedure of subparagraph 8.8(b).

      8.8(b) A Participant or Beneficiary whose claim filed pursuant to subparagraph 8.8(a) has been denied, in whole or in part, may, within sixty (60) days following receipt of notice of such denial, or following the expiration of the applicable period provided for in subparagraph 8.8(a) for notifying the claimant of the decision on the claim if no notice of denial is provided, make written application to the Administrator for a review of such claim, which application shall be filed with the Administrator. For purposes of such review, the claimant or his duly authorized representative may review Plan documents pertinent to such claim and may submit to the Administrator written issues and comments respecting such claim. The Administrator may schedule and hold a hearing. The Administrator shall make a full and fair review of any denial of a claim for benefits and issue its decision thereon promptly, but no later than sixty (60) days after receipt by the Administrator of the claimant's request for review, or one hundred twenty (120) days after such receipt if a hearing is to be held or if other special circumstances exist and if written notice of the extension to one hundred twenty (120) days is furnished to the claimant within sixty (60) days after the receipt of the claimant's request for a review. Such decision shall be in writing, shall be delivered or mailed by the Administrator to the claimant or his duly authorized representative in the manner prescribed in subparagraph 8.8(a) for notices of approval or denial of claims, and shall:

             (i) Include specific reasons for the decision,

            (ii) Be written in a manner calculated to be understood by the claimant, and

           (iii) Contain specific references to the pertinent Plan provisions on which the decision is based.

The Administrator's decision made in good faith shall be final.

      8.9 PAYMENTS TO MINORS AND INCOMPETENTS. If a Participant or Beneficiary entitled to receive any benefits hereunder is a minor or is adjudged to be legally incapable of giving valid receipt and discharge for such benefits, or is deemed so by the Administrator, benefits will be paid to such person as the Administrator may designate for the benefit of such Participant or Beneficiary. Such payments shall be considered a payment to such Participant or Beneficiary and shall, to the extent made, be deemed a complete discharge of any liability for such payments under the Plan.

      8.10 DISTRIBUTION OF BENEFIT WHEN DISTRIBUTEE CANNOT BE LOCATED. The Administrator shall make all reasonable attempts to determine the identity and/or whereabouts of a Participant or Participant's spouse entitled to a survivor life annuity or Pre-Retirement Spouse's Death Benefit under the Plan or a Participant's Beneficiary entitled to any other benefit under the Plan, including the mailing by certified mail of a notice to the last known address shown on the Employer's or the Administrator's records. If the Administrator is unable to locate such a person entitled to benefits hereunder, or if there has been no claim made for such benefits, the Employer shall continue to hold the benefit due such person, subject to any applicable statute of escheats.

      8.11 MINIMUM AMOUNT PAID MONTHLY. Notwithstanding any other provisions of this ARTICLE VIII, monthly benefits equal to Ten Dollars ($10.00) or less need not be paid monthly, but may be accumulated and paid annually on the last day of each Plan Year.


                                   ARTICLE IX
                                   FIDUCIARIES

      9.1 NAMED FIDUCIARIES AND DUTIES AND RESPONSIBILITIES. Authority to control and manage the operation and administration of the Plan shall be vested in the following, who, together with their membership, if any, shall be the Named Fiduciaries under the Plan with those powers, duties, and responsibilities specifically allocated to them by the Plan:

      9.1(a) PLAN SPONSOR - The Plan Sponsor in connection with its fiduciary obligations and rights under the Plan and any Rabbi Trust.

      9.1(b) PLAN ADMINISTRATOR - The Plan Administrator named and serving as provided in ARTICLE X hereof in connection with its fiduciary obligations and rights under the Plan and any Rabbi Trust.

      9.1(c) BOARD - The Board in connection with its fiduciary obligations and rights under the Plan and any Rabbi Trust.

      9.1(d) TRUSTEE - The Trustee in connection with its fiduciary obligations and rights under the Plan and the Rabbi Trust.

      9.2 LIMITATION OF DUTIES AND RESPONSIBILITIES OF NAMED FIDUCIARIES. The duties and responsibilities, and any liability therefor, of the Named Fiduciaries provided for in paragraph 9.1 shall be severally limited to the duties and responsibilities specifically allocated to each such Named Fiduciary in accordance with the terms of the Plan, and there shall be no joint duty, responsibility, or liability among any such groups of Named Fiduciaries in the control and management of the operation and administration of the Plan.

      9.3 SERVICE BY NAMED FIDUCIARIES IN MORE THAN ONE CAPACITY. Any person or group of persons may serve in more than one Named Fiduciary capacity with respect to the Plan.

      9.4 ALLOCATION OR DELEGATION OF DUTIES AND RESPONSIBILITIES BY NAMED FIDUCIARIES. By written agreement filed with the Administrator and the Plan Sponsor, any duties and responsibilities of any Named Fiduciary may be allocated among Named Fiduciaries or may, with the consent of the Plan Sponsor, be delegated to persons other than Named Fiduciaries. Any written agreement shall specifically set forth the duties and responsibilities so allocated or delegated, shall contain reasonable provisions for termination, and shall be executed by the parties thereto.

      9.5 ASSISTANCE AND CONSULTATION. A Named Fiduciary, and any delegate named pursuant to paragraph 9.4, may engage agents to assist in its duties and may consult with counsel, who may be counsel for the Employer, with respect to any matter affecting the Plan or its obligations and responsibilities here- under, or with respect to any action or proceeding affecting the Plan. All compensation and expenses of such agents and counsel shall be paid or reimbursed by the Employer.

      9.6 INDEMNIFICATION. The Employer shall indemnify and hold harmless any individual who is a Named Fiduciary or a member of a Named Fiduciary under the Plan and any other individual to whom duties of a Named Fiduciary are delegated pursuant to paragraph 9.4, to the extent permitted by law, from and against any liability, loss, cost or expense arising from their good faith action or inaction in connection with their responsibilities under the Plan.



                                    ARTICLE X
                               PLAN ADMINISTRATION

      10.1 APPOINTMENT OF PLAN ADMINISTRATOR. The Plan Sponsor may appoint one or more persons to serve as the Plan Administrator (the "Administrator") for the purpose of carrying out the duties specifically imposed on the Administrator by the Plan, the Act and the Code. In the event more than one person is appointed, the persons shall form an administrative committee for the Plan. The person or committeemen serving as Administrator shall serve for indefinite terms at the pleasure of the Plan Sponsor, and may, by sixty (60) days prior written notice to the Plan Sponsor, terminate such appointment. The Plan Sponsor shall inform the Trustee of any such appointment or termination and the Trustee may assume that any person appointed continues in office until notified of any change.

      10.2 PLAN SPONSOR AS PLAN ADMINISTRATOR. In the event that no Administrator is appointed or in office pursuant to paragraph 10.1, the Plan Sponsor shall be the Administrator.

      10.3 COMPENSATION AND EXPENSES. Unless otherwise determined and paid by the Employer (as directed by the Plan Sponsor), the person or committeemen serving as the Administrator shall serve without compensation for service as such. All expenses of the Administrator be paid from the Rabbi Trust as provided therein or, if not paid from the Rabbi Trust, by the Employer (as directed by the Plan Sponsor), provided no compensation shall be paid the Administrator from the Rabbi Trust to the extent prohibited by the Code or the Act.

      10.4 PROCEDURE IF A COMMITTEE. If the Administrator is a committee, it shall appoint from its members a Chairman and a Secretary. The Secretary shall keep records as may be necessary of the acts and resolutions of such committee and be prepared to furnish reports thereof to the Plan Sponsor and, as needed, to the Trustee. Except as otherwise provided, all instruments executed on behalf of such committee may be executed by its Chairman or Secretary and the Trustee may assume that such committee, its Chairman or Secretary are the persons who were last designated as such to the Trustee in writing by the Plan Sponsor.

      10.5 ACTION BY MAJORITY VOTE IF A COMMITTEE. If the Administrator is a committee, its action in all matters, questions and decisions shall be determined by a majority vote of its members qualified to act thereon. They may meet informally or take any action without the necessity of meeting as a group.

      10.6 APPOINTMENT OF SUCCESSORS. Upon the death, resignation or removal of a person serving as, or on a committee which is, the Administrator, the Plan Sponsor may, but need not, appoint a successor.

      10.7 ADDITIONAL DUTIES AND RESPONSIBILITIES. The Administrator shall have the following duties and responsibilities in addition to those expressly provided elsewhere in the Plan:

      10.7(a) The Administrator shall be responsible for the fulfillment of all relevant reporting and disclosure requirements set forth in the Act and the Code.

      10.7(b) The Administrator shall maintain and retain necessary records respecting administration of the Plan and matters upon which disclosure is required under the Act and the Code.

      10.7(c) The Administrator shall make any elections for the Plan under the Act or the Code.

      10.7(d) The Administrator shall provide to Participants and Beneficiaries such notices and information as are required by the Plan, the Act and the Code.

      10.7(e) The Administrator shall make all determinations regarding eligibility for participation in and benefits under the Plan.

      10.7(f) The Administrator shall have the right to settle claims against the Plan and to make such equitable adjustments in a Participant's or Beneficiary's rights or entitlements under the Plan as it deems appropriate in the event an error or omission is discovered or claimed in the operation or administration of the Plan.

      10.8    POWER AND AUTHORITY.

      10.8(a) The Administrator is hereby vested with all the power and authority necessary in order to carry out its duties and responsibilities in connection with the administration of the Plan, including the power to interpret the provisions of the Plan. For such purpose, the Administrator shall have the power to adopt rules and regulations consistent with the terms of the Plan.

      10.8(b) The Administrator shall exercise its power and authority in its discretion. It is intended that a court review of the Administrator's exercise of its power and authority with respect to matters relating to claims for benefits by, and to eligibility for participation in and benefits of, Participants and Beneficiaries shall be made only on an arbitrary and capricious standard.

      10.9 AVAILABILITY OF RECORDS. The Employer and the Trustee shall, at the request of the Administrator, make available necessary records or other information they possess which may be required by the Administrator in order to carry out its duties hereunder.

      10.10 NO ACTION WITH RESPECT TO OWN BENEFIT. No Administrator who is a Participant shall take any part as the Administrator in any discretionary action in connection with his participation as an individual. Such action shall be taken by the remaining Administrator, if any, or otherwise by the Plan Sponsor.

      10.11 LIMITATION ON POWERS AND AUTHORITY. The Administrator shall have no power in any way to modify, alter, add to or subtract from any provisions of the Plan.


                                   ARTICLE XI
                        AMENDMENT AND TERMINATION OF PLAN

      11.1    AMENDMENT AND TERMINATION.

      11.1(a) The Plan may be amended or terminated in whole or in part at any time by action of the Board; provided, however, that neither the amount of the non-forfeitable Accrued Benefit of a Participant nor the amount of any non-forfeitable Death Benefit with respect to a Participant at the time of any such amendment or termination shall be adversely affected thereby. Notice of every amendment or termination of the Plan shall be given to each Participant and Beneficiary of a deceased Participant, the Administrator and the Employer.

      11.1(b) In the event of a termination or a partial termination of the Plan, so much of the Plan as has been terminated shall be automatically amended on the effective date of such termination by terminating additional benefit accrual and by reducing or eliminating any incidental benefits, other than non-forfeitable Death Benefits, of Participants and their Beneficiaries under so much of the Plan as has terminated, but only if payment thereof has not commenced or is not subject only to the expiration of a waiting period or occurrence of death, to the fullest extent permitted by paragraph 11.1. Under no circumstances shall all or any portion of the Accrued Benefit or Death Benefit of any such Participant under the Plan, or the non-forfeitable percentage thereof at the time of such termination, to the extent terminated be increased by reason of continued service as an Employee with any Employer with respect to which the Plan has been terminated, unless otherwise provided by the Board.

      11.2 TERMINATION EVENTS WITH RESPECT TO EMPLOYERS OTHER THAN THE PLAN SPONSOR. The Plan shall terminate with respect to any Employer other than the Plan Sponsor, and such Employer shall automatically cease to be a participating Employer in the Plan, upon the happening of any of the following events:

             (i) Action by its Board or the Board terminating the Plan as to it and specifying the date of such termination. Notice of such termination shall be delivered to the Administrator and the Plan Sponsor.

            (ii) Its ceasing to be an Affiliate.

      11.3 EFFECT OF EMPLOYER MERGER, CONSOLIDATION OR LIQUIDATION. Notwithstanding the foregoing provisions of this ARTICLE XI, the merger or liquidation of any Employer into any other Employer or the consolidation of two
(2) or more of the Employers shall not cause the Plan to terminate with respect to the merging, liquidating or consolidating Employers, provided that the Plan has been adopted or is continued by and has not terminated with respect to the surviving or continuing Employer.


                                   ARTICLE XII
                                  MISCELLANEOUS

      12.1 HEADINGS. The headings in the Plan have been inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

      12.2 GENDER AND NUMBER. In the construction of the Plan, the masculine shall include the feminine or neuter and the singular shall include the plural and vice-versa in all cases where such meanings would be appropriate.

      12.3 GOVERNING LAW. The Plan shall be construed, enforced and administered in accordance with the laws of the Commonwealth of Virginia, and any federal law preempting the same. Unless federal law specifically addresses the issue, federal law shall not preempt applicable state law preventing an individual or person claiming through him from acquiring property or receiving benefits as a result of the death of a decedent where such individual caused the death.

      12.4 EMPLOYMENT RIGHTS. Participation in the Plan shall not give any Employee the right to be retained in the Employer's employ nor, upon dismissal or upon his voluntary termination of employment, to have any right or interest under the Plan other than as herein provided.

      12.5 CONCLUSIVENESS OF EMPLOYER RECORDS. The records of the Employer with respect to age, service, employment history, compensation, absences, illnesses and all other relevant matters shall be conclusive for purposes of the administration of the Plan.

      12.6 RIGHT TO REQUIRE INFORMATION AND RELIANCE THEREON. The Employer and Administrator shall have the right to require any Participant, Beneficiary or other person receiving benefit payments to provide it with such information, in writing, and in such form as it may deem necessary to the administration of the Plan and may rely thereon in carrying out its duties hereunder. Any payment to or on behalf of a Participant or Beneficiary in accordance with the provisions of the Plan in good faith reliance upon any such written information provided by a Participant or any other person to whom such payment is made shall be in full satisfaction of all claims by such Participant and his Beneficiary; and any payment to or on behalf of a Beneficiary in accordance with the provisions of the Plan in good faith reliance upon any such written information provided by such Beneficiary or any other person to whom such payment is made shall be in full satisfaction of all claims by such Beneficiary.

      12.7 ALIENATION AND ASSIGNMENT. Except as may be required by the Act, no benefit hereunder shall be subject in any manner to alienation, sale, anticipation, transfer, assignment, pledge, encumbrance, garnishment, attachment, execution or levy of any kind.

      12.8 NOTICES AND ELECTIONS. All notices required to be given in writing and all elections required to be made in writing, under any provision of the Plan, shall be invalid unless made on such forms as may be provided or approved by the Administrator and, in the case of a notice or election by a Participant or Beneficiary, unless dated and executed by the Participant or Beneficiary giving such notice or making such election.

      12.9 DELEGATION OF AUTHORITY. Whenever the Plan Sponsor or any Employer is permitted or required to perform any act, such act may be performed by its Chief Executive Officer, its President or its Board of Directors or by any person duly authorized by any of the foregoing.

      12.10 SERVICE OF PROCESS. The Administrator shall be the agent for service of process on the Plan.

      12.11 CONSTRUCTION. This Plan is created for the exclusive benefit of Eligible Employees of the Employer and their Beneficiaries and shall be interpreted and administered in a manner consistent with its being an unfunded deferred compensation plan maintained for a select group of management or highly compensated employees (sometimes referred to as a "top-hat" plan) described in Sections 201(2), 301(a)(3) and 401(a)(1) of the Act.


                                  ARTICLE XIII
                              ADOPTION OF THE PLAN

      13.1 ADOPTION BY ADDITIONAL EMPLOYERS. Any corporation which is an Affiliate and which, with the consent of the Board, desires to adopt the Plan, may do so by executing an adoption agreement in a form authorized and approved by such corporation's Board of Directors and the Board.

      IN WITNESS WHEREOF, the Plan Sponsor, pursuant to the resolution duly adopted by its Board of Directors, has caused its name to be signed to this Plan by its duly authorized officer with its corporate seal hereunto affixed and attested by its Secretary or Assistant Secretary, as of the day and year above written.


                                         ESKIMO PIE CORPORATION,
                                         Plan Sponsor and participating Employer


                                         By: ____________________________ (SEAL)
                                          Its ___________________________

Attest:


___________________________
  Its _____________________

                             ESKIMO PIE CORPORATION
                            EXECUTIVE RETIREMENT PLAN
                                   APPENDIX A
                             (AS OF JANUARY 1, 1996)
                         LIST OF PARTICIPATING EMPLOYERS



                                                                EFFECTIVE DATE              EFFECTIVE DATE
                                      PLACE OF                  OF COMMENCEMENT             OF TERMINATION
       NAME                         INCORPORATION              OF PARTICIPATION            OF PARTICIPATION

Eskimo Pie Corporation                Delaware                   April 6, 1992                   ----

Sugar Creek Foods, Inc.               Virginia                  January 1, 1996                  ----


                             ESKIMO PIE CORPORATION
                            EXECUTIVE RETIREMENT PLAN
                               ADOPTION AGREEMENT


      This ADOPTION AGREEMENT, executed the __ day of _____, 1995 by SUGAR CREEK FOODS, INC., a Virginia corporation, (hereinafter referred to as the "Adopting Employer") with the consent of the Board of Directors (the "Board") of ESKIMO PIE CORPORATION ("Eskimo Pie"), a Delaware corporation, provides:

      WHEREAS, Eskimo Pie maintains a defined benefit pension plan and trust in the form of the Eskimo Pie Corporation Executive Retirement Plan under agreement dated December 29, 1992, as amended (the "Plan"), which Plan permits participation therein by other corporations with the approval of the Board; and

      WHEREAS, the Adopting Employer is an affiliate of Eskimo Pie, is eligible to adopt the Plan with the consent of the Board, and desires to evidence its adoption of and participation in the Plan and the consent of the Board thereto.

      NOW, THEREFORE, in consideration of the premises and of the mutual undertakings contained in the Plan, which are hereby incorporated herein by reference:


      1. Adoption of the Plan. The Adopting Employer does hereby evidence its adoption of the Plan as a participating employer for the benefit of its employees who are or from time to time will be eligible under the provisions of the Plan to participate therein, commencing with the Plan Year containing the Effective Date of the Plan as to the Adopting Employer.

      2. Agreement to Be Governed by the Plan. The Adopting Employer agrees that it shall be an "Employer" and a participating employer, as defined in the Plan, commencing January 1, 1996, and as such it shall henceforth comply with and be governed by the provisions of the Plan as they pertain to an Employer, as now contained in the Plan or as hereafter altered or added by amendment to the Plan.

      3. Effective Date of Adoption as to the Adopting Employer. The Adopting Employer agrees that this adoption of the Plan shall be effective for all purposes of the Plan as of and from January 1, 1996; and that wherever in the Plan the term "Effective Date of the Plan" is now used, it shall with respect to the Adopting Employer mean January 1, 1996.

      4. Pre-March 1, 1994 Service. Service with Sugar Creek Foods of Russellville, Inc., which was the predecessor by asset acquisition on February 28, 1994 to the Adopting Employer, shall not be considered service for any purpose of the Plan.

      5. Pre-January 1, 1996 Benefit Accrual Service. Notwithstanding any other provision of the Plan, service with the Adopting Employer prior to the January 1, 1996 Effective Date of the Plan with respect to it shall not be considered service for purposes of determining Years of Benefit Service under the Plan.

      6. Pre-January 1, 1996 Compensation. Notwithstanding any other provision of the Plan, compensation from the Adopting Employer for periods prior to the January 1, 1996 Effective Date of the Plan with respect to it shall not be considered Compensation for purposes of determining Accrued Benefits under paragraph 4.1 of the Plan.

      7. Updated Appendix A. An updated Appendix A to the Plan, listing the Adopting Employer as a participating employer, is attached hereto and is hereby made a part of the Plan.

      IN WITNESS WHEREOF, the Adopting Employer has caused its name to be signed and its seal affixed hereto by its duly authorized officers; and the consent hereto by the Board is evidenced by the signature of its duly authorized representative.

                                          SUGAR CREEK FOODS, INC.,
                                          Adopting Employer


                                          By: ___________________________ (SEAL)
                                           Its __________________________
ATTEST:

_________________________
Its _____________________

The Board of Directors of ESKIMO PIE CORPORATION consents.


                                                _________________________
                                                  Title: ________________

                             ESKIMO PIE CORPORATION
                            EXECUTIVE RETIREMENT PLAN
                                   APPENDIX B
                             (AS OF JANUARY 1, 1996)
                      LIST OF ADDITIONAL INCLUDED POSITIONS


DESCRIPTION OF POSITION                             EFFECTIVE DATE OF EXCLUSION


President of Sugar Creek Foods, Inc.                      January 1, 1996

General Manager of Sugar Creek Foods, Inc.                January 1, 1996

                ESKIMO PIE CORPORATION EXECUTIVE RETIREMENT PLAN

                    ACKNOWLEDGMENT OF APPOINTMENT OF TRUSTEE


      Eskimo Pie Corporation, as the plan sponsor of the following named employee benefit plan and related trust fund maintained for the benefit of its employees, hereby evidences its appointment of the following person to serve as trustee (sometimes referred to as the "Trustee") of the trust fund for the plan:


               1. NAME OF PLAN: Eskimo Pie Corporation Executive Retirement Plan

               2. NAME OF TRUST FUND:  Eskimo Pie Corporation Executive
                  Retirement Trust

               3. NAME OF TRUSTEE APPOINTED: Thomas M. Mishoe, Jr.


4. EFFECTIVE DATE: This acknowledgment evidences the appointed person's appointment effective as of July 31, 1996. The appointment shall automatically terminate if and when the appointed person ceases to be employed by the plan sponsor or any of its affiliates.


      IN WITNESS WHEREOF, the plan sponsor of the plan, by its duly authorized representative, has executed this instrument.


Dated:                              ESKIMO PIE CORPORATION


                                    By _________________________________________
                                       David B. Kewer
                                       Its President and Chief Executive Officer
ATTEST:


____________________________
Its ________________________




      By execution hereof, the above named person acknowledges his acceptance of his appointment as trustee of the plan and the trust fund.


                                                     ___________________________
                                                      Thomas M. Mishoe, Jr.